SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                              (Amendment No. __)

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square> Preliminary Proxy Statement
<square> Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
<checked-box> Definitive Proxy Statement
<square> Definitive Additional Materials
<square> Soliciting Material Pursuant to <square> <section>240.14a-11(c)
     or <square> <section>240.14a-12

                       DIGITAL POWER CORPORATION
           (Name of Registrant as Specified In Its Charter)

                 _____________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11

     1)    Title of each class of securities to which transaction applies:
           _______________________________
     2)    Aggregate number of securities to which transaction applies:
           _______________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           __________________________
     4)    Proposed maximum aggregate value of transaction: ______________
     5)    Total fee paid: ___________________

<square>Fee paid previously with preliminary materials.

<square>Check  box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid: ________________________________
     2)    Form, Schedule or Registration Statement No.: ______________
     3)    Filing Party: __________________________________________
     4)    Date Filed: ___________________________________________

                          DIGITAL POWER CORPORATION
                             41920 Christy Street
                              Fremont, CA  94538
                                (510) 657-2635







To the Shareholders of Digital Power Corporation:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Digital Power Corporation ("Digital") which will be held on Wednesday, May 20, 1998, at 10:00 a.m. (Pacific Time), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California 94560.

     The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

     The Proxy Statement contains important information concerning the following two matters: (i) the election of the Board of Directors of Digital; and (ii) the adoption of the Digital Power Corporation 1998 Stock Option Plan. In addition, shareholders may transact such other business as may properly come before the Meeting or any adjournment thereof. I urge you to give these matters your close attention.

     We hope you will be able to attend the Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date, and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                      Sincerely,

                                      Robert O. Smith
                                      President



April 24, 1998

                           DIGITAL POWER CORPORATION
                             41920 Christy Street
                          Fremont, California  94538
                                (510) 657-2635



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 20, 1998

     NOTICE IS  HEREBY  GIVEN  that  the  Annual Meeting of the Shareholders of
Digital Power Corporation, a California corporation ("Digital" or the "Company"), will be held on Wednesday, May 20, 1998, at 10:00 a.m. (Pacific
Time), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California 94560, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

     1. To elect five (5) directors to serve one-year terms or until their successors have been elected and qualified;

     2.    To adopt the Digital Power Corporation 1998 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     All of the above-matters are more fully described in the accompanying Proxy Statement. Only shareholders of record at the close of business on April 3, 1998, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 PHILIP G. SWANY,
                                 Secretary


Fremont, California
April 24, 1998


YOU ARE CORDIALLY INVITED TO ATTEND DIGITAL'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                              PROXY STATEMENT OF
                           DIGITAL POWER CORPORATION
                              41920 Christy Street
                              Fremont, CA  94538
                                (510) 657-2635

                    INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the shareholders of Digital Power Corporation ("Digital" or the "Company") in connection with the solicitation of proxies on behalf of Digital's Board of Directors for use at Digital's Annual Meeting of the Shareholders (the "Meeting") to be held on Wednesday, May 20, 1998, at 10:00 a.m. (Pacific Time), at the Newark-Fremont Hilton Hotel, located at 39900 Balentine Drive, Newark, California 94560, and at any and all adjournments thereof. Only shareholders of record on April 3, 1998, will be entitled to notice of and to vote at the Meeting.

     The proxy solicited hereby, if properly signed and returned to Digital and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" each of the five nominees for the Board of Directors, "FOR" the approval of Proposal No. 2, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with Digital written notice of its revocation addressed to Philip G. Swany, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This solicitation of proxies is being made by Digital's Board of Directors. Digital will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Digital may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Digital will also bear. Digital will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Digital is held of record by such entities. In addition, Digital may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.

     A copy of Digital's Annual Report on Form 10-KSB for the year ended December 31, 1997, accompanies this Proxy Statement.

     This Proxy Statement and form of proxy were first mailed to shareholders on or about April 24, 1998.

                         RECORD DATE AND VOTING RIGHTS

     Digital is authorized to issue up to 5,000,000 shares of Common Stock, no par value. As of April 3, 1998, 2,700,685 shares of Common Stock were issued and outstanding. No shares of preferred stock are outstanding. Each share of Common Stock shall be entitled to one vote on all matters submitted for shareholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is April 3, 1998.

     The five nominees receiving the highest number of votes shall  be  elected
as  directors.   The  affirmative  vote  of  a  majority  of  the  Common Stock represented and voting at the Meeting is necessary to approve Proposal No. 2.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. With respect to the adoption of the Digital Power
Corporation 1998 Stock Option Plan, shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees and FOR the adoption of the Digital Power Corporation 1998 Stock Option Plan. Directors will be elected from nominees receiving the highest number of affirmative votes cast by the holders of Digital's Common Stock, voting in person or by proxy at the Annual Meeting, and adoption of the Digital Power Corporation 1998 Stock Option Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock of Digital voting on such adoption in person or by proxy at the Annual Meeting. Thus abstentions, because they will be counted in determining whether a quorum is present for the vote on both matters, will have no effect on the election of directors, but will have the effect of a no vote for the adoption of the Digital Power Corporation 1998 Stock Option Plan. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have the same effect as an abstention.

     On any matter submitted to the vote of the shareholders other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on Digital's books as of the record date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if the shareholder holding such shares has given notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

     If one of Digital's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

     A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates for the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.


                            PROPOSAL NO. 1
                       ELECTION OF DIRECTORS

     Five (5) directors are to be elected at the Meeting, each to serve until the next Annual Meeting and until his successor shall be elected and qualified or until his earlier death, resignation, or removal. Messrs. Edward L. Lammerding, Philip M. Lee, and Claude Adkins, who had each previously served as a director of the Company, are retiring, and therefore are not seeking reelection as directors of the Company. None of the nominees for director was selected pursuant to any arrangement or understanding other than with the directors and officers of Digital acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Digital. The following table sets forth the persons nominated by the Board of Directors for election as director and certain information with respect to those persons.

NAME                                  AGE       PRINCIPAL OCCUPATION AND BACKGROUND FOR THE PAST FIVE
                                                YEARS
Robert O. Smith                       53        Chief  Executive  Officer  and  Director  since 1989 and
                                                President  since May 1996.  From 1980 to 1989  variously
                                                served  as  Vice  President/Group  Controller  of  Power
                                                Conversion Group,  General Manager of Compower Division,
                                                and  President  of  Boschert   subsidiary,  of  Computer
                                                Products,   Inc.,  manufacturer  of   power   conversion
                                                products and  industrial  automation  systems.  Received
                                                B.S. in Business Administration from Ohio University and
                                                completed course work in M.B.A. program  at  Kent  State
                                                University.

Chris Schofield                       41        Managing Director of Digital Power Limited since January
                                                1998.   Director  and  General  Manager of Gresham Power
                                                Group from 1995 to 1998.  From 1988 to 1995, Director of
                                                United  Kingdom  Operations  of  the  Oxford  Investment
                                                Group.


Thomas W. O'Neil, Jr.                 68        Director  since  1991.   Certified Public Accountant and
                                                Partner  since  1991 of Schultze,  Wallace  and  O'Neil,
                                                CPAs. Retired as  Partner,  from  1955  to 1991, of KPMG
                                                Peat  Marwick.  Director  of  California Exposition  and
                                                State  Fair;  Director of Regional  Credit  Association;
                                                Director  of  Alternative   Technology  Resources,  Inc.
                                                Graduate of St. Mary's College  and  member  of  the St.
                                                Mary's College Board of Regents.

Scott C. McDonald                     44        Director  of  CIDCO  Incorporated,  a communications and
                                                information delivery company since November  1996.  From
                                                October  1993 to January 1997, Executive Vice President,
                                                Chief Operating  and  Financial  Officer of CIDCO.  From
                                                March 1993 to September 1993, President, Chief Operating
                                                and  Financial  Officer of PSI Integration,  Inc.   From
                                                February 1989 to  February 1993, Chief Financial Officer
                                                and  Vice  President,   Finance   of  Administration  of
                                                Integrated  System,  Inc.  Received B.S.  in  Accounting
                                                from The University of Akron and M.B.A. from Golden Gate
                                                University.

Robert J. Boschert                    61        Business  consultant  for  small  high-growth technology
                                                companies.  Director since 1990 of  Hytek  Microsystems,
                                                Inc.   From  June  1986  until  June  1998,  served   as
                                                consultant  to  Union  Technology.  Founder of Boschert,
                                                Inc.  Retired as a member  of  the board of directors in
                                                1984.   Received  B.S.  in Electrical  Engineering  from
                                                University of Missouri.


COMMITTEES OF THE BOARD; MEETINGS AND ATTENDANCE

     The Board has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Lammerding, O'Neil, and Lee, and the Compensation Committee consists of Messrs. O'Neil and Lee. The Board does not have a Nominating Committee. The primary functions of the Audit Committee are to review the scope and results of audits by the Company's independent auditors, the Company's internal accounting controls, the non-audit services performed by the independent accountants, and the cost of accounting services. The Compensation Committee administers the Company's 1996 Stock Option Plan (and will administer the Company's 1998 Stock Option Plan upon its adoption) and approves compensation, remuneration, and incentive arrangements for officers and employees of the Company. It is anticipated that the Audit Committee and the Compensation Committee will consist of Messrs. O'Neil, McDonald and Boschert after the Meeting.

     The Board met eleven times during 1997, and the Audit Committee and the Compensation Committee each met one time during 1997. Each director attended at least seventy-five percent of the meetings of the Board and of the committees upon which he served.

COMPENSATION OF DIRECTORS

     During fiscal 1997, non-employee directors were paid $2,000 per meeting. After payment for two meetings, this fee was terminated and, in lieu of fees, non-employee directors were granted options to acquire 10,000 shares of Common Stock at the fair market value at the date of grant. In addition, board members are reimbursed for out-of-pocket expenses. For 1998, subject to board approval, it is anticipated that non-employee directors shall receive per annum $10,000 to be paid quarterly and options to purchase 10,000 shares of Common Stock.

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

     Directors will be elected from the nominees receiving the highest number of affirmative votes of the shares of Common Stock present and voting at the Meeting. Each share of Common Stock which is represented, in person or by proxy, at the Meeting will be accorded one vote on each nominee for director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights described under the caption "Record Date and Voting Rights," above.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE FIVE (5) ABOVE-LISTED NOMINEES.


                            PROPOSAL NO. 2
                 ADOPTION OF DIGITAL POWER CORPORATION
                        1998 STOCK OPTION PLAN

     The Board of Directors has adopted the Digital Power Corporation 1998 Stock Option Plan (the "1998 Plan"), subject to approval by the Company's shareholders. The Board of Directors believes that the existence of a stock option plan will be valuable to the Company as a means for promoting employee loyalty and strengthening the identity of interests of employees and shareholders. Therefore, the Board of Directors is recommending that shareholders approve the 1998 Plan, the principal features of which are summarized in the paragraphs below. Under the terms of the 1998 Plan, Mr. Schofield has been granted stock options to purchase 40,000 shares of the Company's common stock at $6.25 per share and Mr. Swany has been granted stock options to purchase 20,000 shares of the Company's common stock at $6.125 per share. Further, Messrs. Lammerding, O'Neil and Lee have been each granted option to purchase 10,000 shares of Common Stock at $6.25 per share. These exercise prices for stock options granted represent the fair market value of the Company's common stock on the dates of grant. The stock options already granted under the 1998 Plan are subject to shareholder approval.

     PURPOSE. The Company adopted the 1998 Plan to attract, retain, and motivate officers, employees, directors and consultants of the Company and its subsidiaries, by giving them all the opportunity to acquire ownership in the Company, thereby instilling in them the same goals as the Company's other equity owners.

     SHARES SUBJECT TO THE 1998 PLAN. A total of 240,000 shares of the Company's common stock may be issued pursuant to the 1998 Plan, subject to adjustments for changes in the Company's capitalization or for a reorganization. As discussed below, the 1998 Plan is a "dual plan" which provides for the grant of both non-qualified stock options and incentive stock options, as defined by the Internal Revenue Code.

     ELIGIBILITY. The Administrator shall determine to whom stock options may be granted. The Company's employees, executive officers, directors and consultants are eligible for stock option grants. Directors or consultants who are not full-time officers or employees of the Company may only receive non-statutory stock options, not incentive stock options.

     OPERATION OF THE 1998 PLAN. Subject to the oversight and review of the Board of Directors, generally, the 1998 Plan shall be administered by the Administrator which shall consist of a committee of the Board of Directors to as to which administration of the 1998 Plan has been delegated. The Administrator's determination with respect to whom stock options shall be granted shall be based upon the contribution by the particular officer, director, or employee or consultant to the successful conduct of the Company's operations through his or her judgment, interest, ability, and special efforts. The Administrator shall also determine whether to grant to the full-timed salaried officer or employee incentive stock options or non-statutory stock options. However, any stock options designated as incentive stock options that are subsequently determined to not qualify shall then be deemed to be non-statutory stock options. Non-employee directors or consultants may only be granted non-statutory stock options.

     The grant date, the number of shares covered by an stock option and the terms and conditions for exercise of stock options including vesting, if any, shall be determined by the Administrator, subject to the 1998 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an stock option and the terms and conditions for exercise of stock options to be granted to members of the Administrator.

     A stock option agreement setting forth any other terms, conditions, and restrictions, as determined at the discretion of the Administrator, which agreement shall be consistent with the terms of the 1998 Plan, shall be issued upon each grant of a stock option.

     To the extent the right to purchase shares has vested under a participant's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash or check, together with written notice to the Secretary of Digital identifying the option or part thereof being exercised and specifying the number of shares for which payment is being tendered. Digital shall deliver to the optionee, without transfer or issue tax to the optionee, a certificate or certificates for such shares dated the date the options were validly exercised. The certificate(s) shall be delivered at the principal office of Digital or such other place as shall be mutually acceptable. If an option covers both incentive and non-statutory stock options, separate stock certificates and option agreements will be issued and executed.

     Upon the termination of an optionee's status as an officer or employee of Digital due to DEATH or DISABILITY, such optionee's representative or estate, or such optionee, shall have the right for a period of twelve months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability, provided the actual date of exercise is not after the expiration of the term of the option.

     If for any reason other than death or disability an optionee ceases to be employed by or to be a director of Digital, options held on the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the option agreement (but in no event after the earlier of (i) the expiration date of the option as set forth in the option agreement, and (ii) ten years from the grant date).

     If an optionee granted an incentive stock option terminates employment but continues as a consultant, advisor, or in a similar capacity to Digital, the optionee need not exercise the option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to Digital (one year in the event of death or disability). However, if the optionee does not exercise within three months of termination of employment, the option will not qualify as an incentive stock option.

     NONTRANSFERABILITY. Each stock option granted shall be transferable only by will or by the laws of descent and distribution, and shall be exercisable only by the optionee during the optionee's lifetime. The optionee shall have no rights as a shareholder with respect to any shares until the date of issuance of a stock certificate for such shares.

     ADJUSTMENT OF SHARES. The shares of common stock of Digital subject to the options shall be appropriately adjusted by the Board of Directors in the event of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, etc. In the event of a dissolution or liquidation of Digital, a merger, consolidation, combination, or reorganization in which Digital is not the surviving corporation, or a sale of substantially all of the assets of Digital, any outstanding option shall become fully vested immediately upon Digital's public announcement of any of the foregoing.

     SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES.   The  1998  Plan  is  a "dual
plan" in that it provides for the grant of both non-qualified stock options and incentive stock options.

     NON-QUALIFIED OPTIONS. In general, the grant of an stock option under the 1998 Plan that is designated as a non-qualified stock option will not result in taxable income to the optionee at the time of grant.

     In general, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the stock option price.

     The Company will be entitled to tax deductions in the same amounts and at the same times as the participant takes amounts into income. The Optionee's cost basis in the acquired shares will be the same as the fair market value of the shares on the date they are valued to determine taxable income.

     INCENTIVE STOCK OPTIONS. The grant of an stock option under the 1998 Plan that is designated as an incentive stock option will not result in taxable income to the optionee at the time of the grant nor at the time of exercise if the requirements of Section 422 of the Internal Revenue Code are met. The optionee will, however, recognize taxable income in the year in which the shares purchased under the Incentive stock option are sold or otherwise made the subject of disposition.

     For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount by which the fair market value of such shares on the date the stock option was exercised exceeded the stock option price. The Company will not be allowed a deduction with respect to the optionee's qualifying disposition of the purchased shares.

     Upon the exercise of any stock option, Digital shall have the right to require the optionee to remit to Digital an amount sufficient to satisfy all federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock. Upon the disposition of any Common Stock acquired by the exercise of a stock option, Digital shall have the right to require the optionee to remit to Digital an amount sufficient to satisfy all federal, state, and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books. Whenever payments are to be made by Digital, such payments shall be net of any amounts sufficient to satisfy all federal, state, and local withholding tax requirements.

     AMENDMENT AND TERMINATION. No amendments may be made to the 1998 Plan that materially increases the benefits accruing to participants under the 1998 Plan without shareholder approval. In substantially all other aspects, the 1998 Plan can be amended by the Board of Directors. With certain exceptions, the Board of Directors shall have complete authority to terminate or amend the 1998 Plan. If not terminated earlier by the Board of Directors, the 1998 Plan will terminate automatically in or around May, 2008. The termination of the 1998 Plan shall not alter the vesting provisions or any other term or condition of any stock option granted prior to the termination of the 1998 Plan.

VOTE REQUIRED FOR ADOPTION OF 1998 PLAN

     The affirmative vote of the majority of shares of Common Stock represented and voting at the Meeting is required to approve Proposal No. 2.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIGITAL POWER CORPORATION 1998 STOCK OPTION PLAN.


     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Digital's directors, executive officers, and persons who own more than 10% of Digital's outstanding Common Stock to file reports of ownership and changes in ownership with the SEC. Directors, executive officers, and shareholders of more the 10% of Digital's Common Stock are required by SEC regulations to furnish Digital with copies of the Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to Digital, or written representations that such filings were not required, Digital believes that, during the calendar year 1997, all Section 16(a) filing requirements applicable to its directors and officers were complied with.

EXECUTIVE OFFICERS

     The name, age and description of the executive officers of Digital and its subsidiaries are listed below.

            NAME                               AGE                         OFFICE AND BACKGROUND
Robert O. Smith,                               53                    See "Election of Directors"
President and Chief Executive Officer

Chris Schofield,                               41                    See "Election of Directors"
Managing Director,
Digital Power Limited

Philip G. Swany,                               48                    Mr. Swany joined the Company as its Controller
Chief Financial Officer                                              in 1981.  In February 1992, he left the
                                                                     Company to serve as the Controller for Crystal
                                                                     Graphics, Inc., a 3-D graphics software
                                                                     development company.  In September 1995, Mr.
                                                                     Swany returned to the Company where he was
                                                                     made Vice President-Finance.  In May 1996, he
                                                                     was named Chief Financial Officer and
                                                                     Secretary of the Company.  Mr. Swany received
                                                                     a B.S. degree in Business Administration -
                                                                     Accounting from Menlo College, and attended
                                                                     graduate courses in business administration at
                                                                     the University of Colorado.

EXECUTIVE COMPENSATION.

     Executive officers are appointed by, and serve at the discretion of, the Board of Directors. Except for Robert O. Smith, the Company's President and Chief Executive Officer, the Company has no employment agreements with any of its executive officers. The following table sets forth the compensation of the Company's President and Chief Executive Officer during the past three years. No other officer received annual compensation in excess of $100,000 during the 1997 fiscal year.

                                 SUMMARY COMPENSATION TABLE
                                                                                         Long Term Compensation
                                Annual                                       Awards                      Payouts
                               Compensation
                                                                     Restricted    Securities             LTIP      All Other
Name and                                     Other Annual               Stock      Underlying            Payouts    Compensa-
Principal          Year         Salary     Compensation ($)         Award(s) ($)   Options (#)             ($)        tion
Position

Robert O. Smith    1997        $150,000           $0                     $0       100,000{(1)}             $0          $0
President and CEO  1996        $110,000           $0                     $0        61,500{(2)}             $0          $0
                   1995        $105,000           $0                     $0                0               $0          $0


(1) Pursuant to his employment contract, in January 1997, Mr. Smith received options to acquire 100,000 shares of Common Stock at $5.4375 per share. These options expire in January 2007.

(2) In August 1996, Mr. Smith received options to acquire 61,500 shares of Common Stock at $1.80 per share pursuant to the 1996 Stock Option Plan. The options are subject to a two-year vesting period.

     Effective October 1, 1996, the Company and Mr. Smith entered into an employment contract which terminates on December 31, 1999. Under the terms of Mr. Smith's employment contract, Mr. Smith shall serve as President and Chief Executive Officer of the Company and his salary shall be $175,000 per annum effective on January 1, 1998, and increasing to $200,000 per annum by January 1, 1999. Mr. Smith's salary for 1997 was $150,000. In addition, pursuant to Mr. Smith's contract, he shall have the right to receive on the first business day of each January during the term of his contract options to acquire 100,000 shares of Common Stock at the lower of market value as of such date or the average closing price for the first six months of each year of his contract. Finally, pursuant to Mr. Smith's employment contract, in the event there is a change in control of the Company, Mr. Smith shall be granted a five year consulting contract at $200,000 per year.

     The following table sets forth the options granted to Mr. Smith during the past fiscal year.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                                                  Individual Grants

                                                 % of Total Options
                        Number of Securities         Granted to          Exercise or
                         Underlying Options      Employees in Fiscal     Base Price        Expiration
       Name                  Granted (#)                Year               ($/Sh)             Date

Robert O. Smith                100,000                 72.46%              $5.4375        January 2007



     The following table sets forth Mr. Smith's fiscal year end option values. No options were exercised by Mr. Smith during 1997.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES
                                                                       Number of Unexercised  Value of Unexercised In-
                                                                       Options at FY-End (#)      the-Money Options
                                                                                                  at FY-End ($){(1)}

                       Shares Acquired on                                  Exercisable/             Exercisable/
        Name              Exercise (#)         Value Realized ($)          Unexercisable            Unexercisable

Robert O. Smith            None                    None             298,400 Exercisable/           $1,189,000/
                                                                       0 Unexercisable                 $0


(1)  Market price at December 31, 1997, for a share of common stock was $6.625.

STOCK PLANS

     EMPLOYEE STOCK PURCHASE PLAN. The Company has adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 1997, the ESOP owns, in the aggregate, 173,000 shares of the Company's Common Stock. In June 1996, the ESOP entered into a $500,000 loan with San Jose National bank to finance the purchase of shares. The Company has guaranteed the repayment of the loan, and it is intended that Company contributions to the ESOP will be used to pay off the loan. All employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company's Common Stock owned by the ESOP are voted by the ESOP trustees. Mr. Smith, President and Chief Executive Officer of the Company, is one of two trustees of the ESOP.

     1996 STOCK OPTION PLAN. The Company has established a 1996 Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to encourage stock ownership by employees, officers, and directors of the Company to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment by or service to the Company. A total of 513,000 options are authorized to be issued under the Plan, of which 483,500 options have already been issued. The 1996 Plan provides for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the 1996 Plan may not be less than 100% of the fair market value of the Common Stock of the Company on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the 1996 Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the 1996 Plan is exercisable for ten years. The 1996 Plan is administered by the Compensation Committee which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The 1996 Plan may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by the Company. No option is transferrable by the optionee other than by will or the laws of descent and distribution.

OTHER STOCK OPTIONS

     The Company, as of December 31, 1997, has outstanding options to acquire 179,500 shares of Common Stock at $1.80 per share and options to acquire 86,900 shares of Common Stock at $.50 per share. These options were granted to employees in May 1993 and are now fully vested.

401(K) PLAN

     The Company has adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of the Company's full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. These deferred amounts are contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. The Company matches contributions at the rate of $.25 for each $1.00 contributed. The Company can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.


                        PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of April 3, 1998, certain information with respect to the beneficial ownership of shares of Digital Common Stock by all shareholders known by Digital to be the beneficial owners of more than five percent of the outstanding shares of such Common Stock, all directors and executive officers of Digital individually, and all directors and all executive officers of Digital as a group. As of April 3, 1998, there were 2,700,685 shares of Common Stock outstanding.

                                           No. of Shares
               Name                      Common Stock{(1)}             Percent

Rhodora Finance Corporation Limited           183,464                    6.79%
80 Broad Street
Monrovia, Liberia

Digital Power - ESOP                          173,333                    6.42%
41920 Christy Street
Fremont, CA  94538

Edward L. Lammerding,                          95,740{(2)}               3.50%
Chairman of the Board

Philip M. Lee,                                142,266{(3)}               5.19%
Director

Thomas W. O'Neil, Jr.,                         75,600{(4)}               2.76%
Director

Robert O. Smith,                              491,733{(5)}              16.29%
Director and Chief Executive Officer

Claude Adkins,                                163,500{(6)}               5.84%
Director and Vice President

Chris Schofield,                               40,000{(7)}                  *
Managing Director, Digital Power Limited

Philip G. Swany,                                44,250{(8)}              1.61%
Chief Financial Officer

Scott C. McDonald,                              10,000                      *
Nominee for Director

Robert J. Boschert,                             0                           0%
Nominee for Director

All directors and executive officers         1,026,573{(9)}             30.91%
as a group (7 persons)

*    Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Includes 38,440 shares subject to options and warrants exercisable within 60 days.

(3) Includes 59,750 shares held by a family trust of which Mr. Lee is a trustee and 40,000 shares subject to options and warrants exercisable within 60 days.

(4) Includes 40,000 shares subject to options and warrants exercisable within 60 days.

(5) Includes 318,400 shares subject to options and warrants exercisable within 60 days. Also includes 173,333 owned by the Digital Power ESOP of which Mr. Smith is a trustee.

(6) Includes 99,500 shares subject to options and warrants exercisable within 60 days.

(7) Represents 40,000 shares subject to options exercisable within 60 days.

(8)  Represents  44,250  shares subject to options  exercisable  within  60 days.

(9) Includes 580,590 shares subject to options and warrants and exercisable within 60 days. Also includes 173,333 shares owned by the Digital Power ESOP of which Mr. Smith is a trustee and may be deemed a beneficial owner.


                    APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors retained the firm of Hein + Associates, LLP as independent auditor for Digital and its subsidiaries for the year 1998. A representative of Hein + Associates, LLP will be at the Meeting to respond to appropriate questions.

                 OTHER MATTERS AND ADDITIONAL INFORMATION

     The Board of Directors of Digital knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

     Shareholders should direct any requests for additional information to Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

                           SHAREHOLDER PROPOSALS

     Shareholder proposals to be included in Digital's Proxy Statement and Proxy for its 1998 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Digital no later than Friday, December 4, 1998.


     ALL SHAREHOLDERS  ARE  URGED  TO EXECUTE THE ACCOMPANYING PROXY AND TO
RETURN IT PROMPTLY IN THE ACCOMPANYING  ENVELOPE.   SHAREHOLDERS MAY REVOKE
THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      PHILIP G. SWANY,
                                      Corporate Secretary

April 24, 1998

                         DIGITAL POWER CORPORATION
                    41920 CHRISTY STREET, FREMONT, CA 94538

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert O. Smith and Philip G. Swany, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of DIGITAL POWER CORPORATION ("Digital"), held of record by the undersigned on April 3, 1998, at the Annual Meeting of Shareholders to be held on May 20, 1998, at 10:00 a.m. (Pacific Time), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California 94560, and at any and all adjournments thereof.

1.    Election of Directors.

      FOR all nominees listed below _____             WITHOUT AUTHORITY ____
      (except as marked to the contrary below)        (to vote for all Nominees
                                                       below)

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   Robert O. Smith               Chris Schofield         Thomas W. O'Neil, Jr.
   Scott C. McDonald             Robert J. Boschert

1.    Adoption of the Digital Power Corporation 1998 Stock Option Plan.

      FOR _________           AGAINST _________           ABSTAIN _________


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIVE ABOVE-LISTED DIRECTOR NOMINEES AND FOR PROPOSAL NO. 2.

      Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________          __________________________________
                  Name (Print)                  Name (Print) (if held jointly)

Dated:  ____________

__________________________________          __________________________________
                  Signature                     Signature (if held jointly)

__________________________________          __________________________________
__________________________________          __________________________________
                  (Address)                     (Address)

I will ___ will not ___ attend the Meeting.
Number of persons to attend: _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.